UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2022

MARTIN CURRIE

INTERNATIONAL SUSTAINABLE EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Martin Currie International Sustainable Equity Fund for the twelve-month reporting period ended May 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

At a meeting held on November 2-3, 2021, the Board of Trustees of the Legg Mason Global Asset Management Trust approved the reorganization of the Martin Currie International Sustainable Equity Fund into the Martin Currie International Sustainable Equity ETF (the “ETF”), a newly organized series of the Franklin Templeton ETF Trust, pursuant to an Agreement and Plan of Reorganization.

The Agreement and Plan of Reorganization was approved by the shareholders of the Fund at a Special Meeting of Shareholders held on June 30, 2022. Upon closing, the reorganization of the Fund will consist of (1) the transfer of substantially all of the Fund’s assets, subject to its liabilities, to the ETF for shares of the ETF; and (2) the distribution of the ETF shares to the Fund shareholders in complete liquidation of the Fund. The ETF will be managed in a substantially similar manner as the Fund, and the ETF’s investment objective, principal investment strategies, primary subadviser and portfolio management team will be the same as that of the Fund. For more information, please see the Fund’s prospectus supplement dated March 14, 2022.

II	Martin Currie International Sustainable Equity Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2022

Martin Currie International Sustainable Equity Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets plus borrowings for investment purposes, if any, in equity and equity related securities of foreign companies and other investments with similar economic characteristics that meet our environmental, social and governance (“ESG”) criteria for the Fund. Subject to the ESG criteria, the Fund is generally unconstrained by any particular sector, geography or market capitalization.

We focus on companies that we believe have a strong history of, or future potential for, offering high and durable returns on invested capital over time and seek to acquire securities of companies with reasonable valuations based on our assessment of the company’s long-term potential. When we identify an opportunity that we find attractive, we aim to make a long-term capital commitment. In identifying investments that meet ESG criteria, we assess ESG factors through a proprietary analytical framework. This analysis may include such factors as shareholder rights, accounting standards, remuneration, board structure, supply chain, data protection, pollution/hazardous waste policies, water usage, and climate change policies. These factors are assessed both quantitatively and qualitatively, through our direct research and engagement process. Proprietary ESG ratings capture this analysis with companies assigned a risk rating on each of governance and sustainability (environmental and social) from 1 (low risk) to 5 (high risk). Companies with a rating of 4 or worse with respect to governance or sustainability (environment and social) will not be purchased for the Fund’s portfolio. In addition, the Fund seeks to avoid investing in companies that we have determined, based on our exclusionary criteria, to be significantly involved in certain business activities or industries, including the production of tobacco, production of weapons, the extraction of fossil fuels, or the mining of metals and minerals. Because investing on the basis of ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, us will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

The equity securities in which the Fund will invest may include common stocks, preferred stocks, securities convertible into common stock, depositary receipts, exchange traded funds (“ETFs”) and synthetic foreign equity securities, including international warrants and other instruments with similar economic characteristics. The Fund may use synthetic foreign equity securities to obtain market exposure where direct access is not otherwise available. The Fund may also enter into derivatives as a substitute for buying or selling securities; to obtain market exposure; and to manage cash.

The Fund may seek investment opportunities in any foreign country and under normal market conditions will invest in or have exposure to securities of companies located in at least three foreign countries. The Fund may invest without limit in securities of companies located in any foreign country, including countries with developed or emerging markets. The Fund may invest in companies of any size and market capitalization but will typically invest in those companies with market capitalization in excess of $3 billion. The Fund’s portfolio is expected to be highly concentrated, with approximately 20-40 holdings.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	1

Fund overview (cont’d)

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The latter part of 2021 saw a strong recovery in the markets in the wake of the COVID-19 pandemic. Markets were supported by a strong earning upgrade cycle, supportive monetary policies, and the low COVID-19 hospitalization rates due to vaccine rollouts. However, the end of the year saw an increase in market volatility, with the emergence of the new Omicron COVID-19 variant and central banks beginning to shift towards normalizing monetary policies, subsequently rising bond yields. Late December was marked by a notable shift in market leadership towards value companies and away from quality and growth stocks, a trend that has persisted in 2022.

The first part of 2022 has seen markets dominated by geopolitics with the Russian invasion of Ukraine, leading to an increasingly uncertain macroeconomic backdrop. The conflict has also led to a sharp flare up in energy, soft and hard commodity prices, contributing to already elevated inflationary pressures. Stronger and longer lasting inflationary pressure has been the result of supply chain bottlenecks, disruptions in production lines, and logistics issues. These have been exacerbated by China’s zero-tolerance policy on COVID-19 outbreaks, which has led to lockdowns of significant regions and cities. Wage inflation remains the important measure to watch, given that this has the potential for a more long-lasting impact on inflation expectations, and there is now a rising risk of higher wage inflation. Stagflation risk remains a low probability event, although as a result of the Ukraine-Russia conflict we see that as an increasing probability, with the risk higher in Europe due to the region’s dependency on Russian energy supplies.

We believe that we are now highly likely to be moving from the recovery to the slowdown phase of the economic cycle, and this is likely to lead to downward revisions in earnings growth expectations. The result of a combination of lower economic growth and higher corporate margin pressures from inflation and rising input costs. This phase typically favors quality and growth styles, with an important emphasis on supportive earnings momentum. In an environment of earnings downgrades, we believe that this should favor companies with consistent earnings growth profiles that are exposed to long-term structural growth drivers.

Q. How did we respond to these changing market conditions?

A. In this environment, we believe it is vital to remain focused on the long-term and maintain a strict valuation discipline. With the flare up in geopolitical risks and uncertainty, risk aversion in markets has increased. The risk of a weakening economic environment is bringing a higher risk of downgrades to earnings estimates, which can weigh on parts of the market that could be more vulnerable to such downgrades. The market pullback does

2	Martin Currie International Sustainable Equity Fund 2022 Annual Report

now, however, offer some attractive entry levels for longer-term investors, although we expect that volatility could remain elevated given the tightening monetary policies due to higher inflationary pressures. Valuations are most supportive in European and Asian equity markets, but maintaining our selective approach based on stock picking is critical in the context of growing geopolitical and economic uncertainties.

Our research continues to focus on finding undervalued companies operating in industries with high barriers to entry, and that have dominant market positions, strong pricing power and low disruption risk. They will have high structural growth prospects, generating high returns or with the potential to do so over time, with solid balance sheets and compounding cash flows. Finally, they will also need to have a strong corporate culture, quality management and sustainable business models to be well positioned in a world transitioning towards net zero.

Performance review

For the twelve months ended May 31, 2022, Class IS shares of Martin Currie International Sustainable Equity Fund returned -22.13%. The Fund’s unmanaged benchmark, the MSCI All-Country World Index ex-U.S.i, returned -12.41% for the same period. The Lipper International Large-Cap Growth Funds Category Averageii returned -16.98% over the same time frame.

Performance Snapshot as of May 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months†
Martin Currie International Sustainable Equity Fund:
Class A	-23.23%	-22.49%
Class I	-23.07%	-22.21%
Class IS	-23.07%	-22.13%
MSCI All-Country World Index ex-U.S.	-7.05%	-12.41%
Lipper International Large-Cap Growth Funds Category Average	-14.75%	-16.98%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

† Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at May 31, 2022 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	3

Fund overview (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2021, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 2.51%, 2.09% and 1.89%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. In terms of absolute contributions, industrial gases company Linde was the only positive performer over the period. At the start of March 2022, Linde announced a new $10 billion share repurchase program, replacing the recently completed $5 billion program ($10 billion represents approximately 6.6% of the current market cap). Alongside this, the quarterly dividend was also raised by approximately 10%. The stock reacted positively to the news of an increased return of cash to shareholders, which utilizes the balance sheet strength whilst retaining ample capacity to invest in new growth areas. Mettler-Toledo International, the medical devices company, announced strong third quarter results in late 2021, with strong sales growth across all regions. Both laboratory product lines and the industrial business performed well, with the company able to meet client demand despite global supply chain challenges. The company was impacted due to the market rotation at the start of 2022 resulting slight negative return over the reporting period in terms of share price performance. However, the company released positive fourth quarter results in February 2022, with reported sales of $1 billion, up 11% on the previous year, and strength across all geographies. The medical technology firm ResMed reported fourth quarter 2021 results beating earnings per share expectations. The market’s focus is on the incremental sales opportunity available to the company due to competitor Philips’s product recall.

4	Martin Currie International Sustainable Equity Fund 2022 Annual Report

However, as with Mettler-Toledo International, due to the market rotation into value stocks the company has had an overall negative share price return over the reporting period.

Q. What were the leading detractors from performance?

A. Wuxi Biologics, a Chinese biologics firm, saw weakness in its share price due to news in the final quarter of 2021 around the risk to vaccine revenues from emerging small molecule COVID-19 drugs. Wuxi Biologics did provide an update to investors on business momentum in early November 2021. This included a recent win from a global pharmaceutical company which is a strong indicator of the business’ execution. During the first quarter of 2022, the firm’s shares were briefly suspended due to U.S. government agencies not being able to undertake end-use verifications of bioreactor equipment for export from the U.S. to China due to the pandemic affecting on-site access. The company’s addition to the U.S. unverified list was due to U.S. government agencies not being able to undertake end-use verifications of bioreactor equipment for export from the U.S. to China due to the pandemic affecting on-site access. Tencent, the Chinese internet platform, was largely impacted by regulatory uncertainty over the reporting period and this led to a broad sell-off of Chinese internet stocks. Performance of Farfetch, the online luxury retailer, has been impacted by overall concerns on growth stock valuations and the rotation into value stocks. There has been tougher competition in the e-commerce space and a general sell-off of online platform stocks. In addition, global freight demand has continued to put pressure on the firm’s costs. After delivering solid second quarter 2021 results, performance has been weaker due to the impact from market sentiment over China’s common prosperity initiatives and its third quarter results coming short of expectations. Longer term, we continue to believe that Farfetch is in a unique position to commercialize the structural growth in online luxury.

Q. Were there any significant changes to the Fund during the period?

A. In terms of portfolio activity, we added Farfetch, the U.K. online luxury clothing platform, in June 2021. This provides the portfolio exposure to the growing online luxury channel, including significant revenues from China, and we project a strong sales growth for the business, driven by an ongoing increase in market share. In July 2021, we opened a position in the German construction software company Nemetschek. The company is an attractive play on the digitization of the construction industry. It is well placed to capture the structural growth potential in the construction software space, notably in Europe, and is indirectly a long-term beneficiary of the increased infrastructure spending coming from the fiscal stimuli. We participated in the IPO of the U.K.-listed genetic sequencing technology firm Oxford Nanopore Technologies in September 2021. The company is well positioned within the genomics space and the stock offers an attractive structural growth profile over the long-term. The balance sheet is strong, and the current cash position should see the company through to profitability.

Over the reporting period, we exited Israeli cybersecurity firm CyberArk in July 2021 due to reduced conviction on the growth potential of the business. We also exited Chinese e-commerce giant Alibaba in November 2021. We believe the regulatory environment in

Martin Currie International Sustainable Equity Fund 2022 Annual Report	5

Fund overview (cont’d)

China could look very different going forward than it has historically in terms of anti-monopoly regulations, fines, and commitments to common prosperity. In addition, the business’s core e-commerce business has continued to slow. Finally, we received a small holding in Chinese online retailer JD.com as part of a special dividend from our holding in Tencent. This was a one-off as Tencent made a divestment from JD.com, distributing $16 billion of stock to its shareholders. We subsequently sold the shares in March 2022.

Thank you for your investment in Martin Currie International Sustainable Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Zehrid Osmani

Portfolio Manager

Martin Currie Inc.

Ken Hughes

Portfolio Manager

Martin Currie Inc.

June 13, 2022

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may be significantly overweight or underweight in certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or sectors. International investments are subject to special risks, including currency fluctuations as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund’s environmental, social and governance (“ESG”) investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, may underperform funds that are not subject to such criteria. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds screened for different ESG standards. In addition, the subadviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics. To the extent the Fund focuses its investments in a single country or only a few countries in a geographic region, economic,

6	Martin Currie International Sustainable Equity Fund 2022 Annual Report

political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. Derivatives, such as warrants and other synthetic instruments, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. In addition to the Fund’s operating expenses, the Fund will indirectly bear the operating expenses of any underlying funds. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2022 were: health care (23.9%), information technology (23.8%), industrials (15.4%), consumer discretionary (13.9%) and consumer staples (8.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses, or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI All-Country World Index ex-U.S. is a market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

ii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 341 funds for the six-month period and among the 330 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2022 and May 31, 2021. The fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Martin Currie International Sustainable Equity Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2021 and held for the six months ended May 31, 2022.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-23.23%	$1,000.00	$767.70	1.20%	$5.29	Class A	5.00%	$1,000.00	$1,018.95	1.20%	$6.04
Class I	-23.07	1,000.00	769.30	0.85	3.75	Class I	5.00	1,000.00	1,020.69	0.85	4.28
Class IS	-23.07	1,000.00	769.30	0.75	3.31	Class IS	5.00	1,000.00	1,021.19	0.75	3.78

Martin Currie International Sustainable Equity Fund 2022 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

10	Martin Currie International Sustainable Equity Fund 2022 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class I	Class IS
Twelve Months Ended 5/31/22†	-22.49%	-22.21%	-22.13%
Five Years Ended 5/31/22	5.99	6.33	6.43
Inception* through 5/31/22	7.04	7.38	7.45

With sales charges[2]	Class A	Class I	Class IS
Twelve Months Ended 5/31/22†	-26.95%	-22.21%	-22.13%
Five Years Ended 5/31/22	4.73	6.33	6.43
Inception* through 5/31/22	6.07	7.38	7.45

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/30/15 through 5/31/22)	55.64%
Class I (Inception date of 11/30/15 through 5/31/22)	58.87
Class IS (Inception date of 11/30/15 through 5/31/22)	59.56

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%.

*	Inception date for Class A, I and IS shares is November 30, 2015.

†

Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at May 31, 2022 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Martin Currie International Sustainable Equity Fund vs. MSCI All-Country World Index ex-U.S.† — November 30, 2015 - May 31, 2022

Value of $1,000,000 invested in

Class I and Class IS Shares of Martin Currie International Sustainable Equity Fund vs. MSCI All-Country World Index ex-U.S.† — November 30, 2015—May 31, 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I and Class IS shares of Martin Currie International Sustainable Equity Fund on November 30, 2015 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the

12	Martin Currie International Sustainable Equity Fund 2022 Annual Report

reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2022. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI All-Country World Index ex-U.S (the “Index”). The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	13

Schedule of investments

May 31, 2022

Martin Currie International Sustainable Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.6%
Communication Services — 3.6%
Interactive Media & Services — 3.6%
Tencent Holdings Ltd.	32,623	$1,503,556	(a)
Consumer Discretionary — 13.9%
Automobiles — 3.6%
Ferrari NV	7,727	1,506,526	(a)
Internet & Direct Marketing Retail — 0.6%
Farfetch Ltd., Class A Shares	28,980	259,951	*
Textiles, Apparel & Luxury Goods — 9.7%
adidas AG	4,924	975,667	(a)
Dr. Martens PLC	63,641	173,696	(a)
Kering SA	2,670	1,465,145	(a)
Moncler SpA	29,842	1,434,453	(a)
Total Textiles, Apparel & Luxury Goods		4,048,961
Total Consumer Discretionary		5,815,438
Consumer Staples — 8.7%
Food Products — 3.6%
Kerry Group PLC, Class A Shares	14,562	1,505,573	(a)
Personal Products — 5.1%
L’Oreal SA	6,109	2,159,629	(a)
Total Consumer Staples		3,665,202
Financials — 4.5%
Insurance — 4.5%
AIA Group Ltd.	186,000	1,902,532	(a)
Health Care — 23.9%
Biotechnology — 4.4%
CSL Ltd.	9,506	1,849,523	(a)
Health Care Equipment & Supplies — 8.9%
Coloplast A/S, Class B Shares	9,592	1,139,694	(a)
ResMed Inc.	123,842	2,578,806	(a)
Total Health Care Equipment & Supplies		3,718,500
Life Sciences Tools & Services — 10.6%
Mettler-Toledo International Inc.	1,960	2,520,795	*
Oxford Nanopore Technologies PLC	141,455	575,492	*(a)
Wuxi Biologics Cayman Inc.	185,500	1,351,399	*(a)
Total Life Sciences Tools & Services		4,447,686
Total Health Care		10,015,709

See Notes to Financial Statements.

14	Martin Currie International Sustainable Equity Fund 2022 Annual Report

Martin Currie International Sustainable Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Industrials — 15.4%
Building Products — 9.9%
Assa Abloy AB, Class B Shares	83,168	$2,050,203	(a)
Kingspan Group PLC	25,512	2,100,496	(a)
Total Building Products		4,150,699
Machinery — 5.5%
Atlas Copco AB, Class A Shares	201,517	2,262,343	(a)
Atlas Copco AB, Redemption Shares, Class A Shares	50,654	41,391	*(a)
Total Machinery		2,303,734
Total Industrials		6,454,433
Information Technology — 23.8%
Electronic Equipment, Instruments & Components — 6.5%
Hexagon AB, Class B Shares	222,837	2,715,271	(a)
Semiconductors & Semiconductor Equipment — 10.6%
ASML Holding NV	5,921	3,414,349	(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	54,437	1,043,838	(a)
Total Semiconductors & Semiconductor Equipment		4,458,187
Software — 6.7%
Dassault Systemes SE	48,554	2,045,373	(a)
Nemetschek SE	10,361	739,278	(a)
Total Software		2,784,651
Total Information Technology		9,958,109
Materials — 5.8%
Chemicals — 5.8%
Linde PLC	7,552	2,443,082	(a)
Total Investments — 99.6% (Cost — $43,724,657)		41,758,061
Other Assets in Excess of Liabilities — 0.4%		187,523
Total Net Assets — 100.0%		$41,945,584

*	Non-income producing security.
(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

See Notes to Financial Statements.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	15

Schedule of investments (cont’d)

May 31, 2022

Martin Currie International Sustainable Equity Fund

Summary of Investments by Country** (unaudited)
Sweden	16.9%
France	13.6
United States	12.2
Ireland	8.6
United Kingdom	8.3
Netherlands	8.2
Italy	7.1
China	6.8
Hong Kong	4.6
Australia	4.4
Germany	4.1
Denmark	2.7
Taiwan	2.5
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2022 and are subject to change.

See Notes to Financial Statements.

16	Martin Currie International Sustainable Equity Fund 2022 Annual Report

Statement of assets and liabilities

May 31, 2022

Assets:
Investments, at value (Cost — $43,724,657)	$41,758,061
Foreign currency, at value (Cost — $17,127)	17,057
Cash	128,353
Dividends receivable	69,944
Receivable for securities sold	66,204
Receivable for Fund shares sold	182
Prepaid expenses	8,433
Total Assets	42,048,234

Liabilities:
Fund accounting fees payable	44,254
Payable for Fund shares repurchased	41,108
Legal fees payable	6,794
Investment management fee payable	1,682
Trustees’ fees payable	719
Service and/or distribution fees payable	103
Accrued expenses	7,990
Total Liabilities	102,650
Total Net Assets	$41,945,584

Net Assets:
Par value (Note 7)	$30
Paid-in capital in excess of par value	44,868,016
Total distributable earnings (loss)	(2,922,462)
Total Net Assets	$41,945,584

Net Assets:
Class A	$531,121
Class I	$566,333
Class IS	$40,848,130

Shares Outstanding:
Class A	38,877
Class I	40,892
Class IS	2,941,998

Net Asset Value:
Class A (and redemption price)	$13.66
Class I (and redemption price)	$13.85
Class IS (and redemption price)	$13.88
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.49

See Notes to Financial Statements.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	17

Statement of operations

For the Year Ended May 31, 2022

Investment Income:
Dividends	$452,613
Less: Foreign taxes withheld	(47,037)
Total Investment Income	405,576

Expenses:
Investment management fee (Note 2)	241,415
Fund accounting fees	76,082
Registration fees	62,034
Audit and tax fees	43,210
Legal fees	35,058
Transfer agent fees (Note 5)	9,075
Shareholder reports	8,028
Custody fees	4,118
Trustees’ fees	3,538
Service and/or distribution fees (Notes 2 and 5)	1,113
Interest expense	789
Insurance	225
Fees recaptured by investment manager (Note 2)	71
Commitment fees (Note 8)	44
Miscellaneous expenses	11,437
Total Expenses	496,237
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(250,006)
Net Expenses	246,231
Net Investment Income	159,345

Realized and Unrealized Loss on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(684,701)
Foreign currency transactions	(29,169)
Net Realized Loss	(713,870)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(9,371,356)
Foreign currencies	(2,065)
Change in Net Unrealized Appreciation (Depreciation)	(9,373,421)
Net Loss on Investments and Foreign Currency Transactions	(10,087,291)
Decrease in Net Assets From Operations	$(9,927,946)

See Notes to Financial Statements.

18	Martin Currie International Sustainable Equity Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2022	2021

Operations:
Net investment income	$159,345	$46,286
Net realized gain (loss)	(713,870)	1,020,256
Change in net unrealized appreciation (depreciation)	(9,373,421)	6,202,329
Increase (Decrease) in Net Assets From Operations	(9,927,946)	7,268,871

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,443,082)	(37,118)
Decrease in Net Assets From Distributions to Shareholders	(1,443,082)	(37,118)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	37,798,795	21,549,528
Reinvestment of distributions	1,435,916	11,886
Cost of shares repurchased	(9,988,470)	(10,589,071)
Increase in Net Assets From Fund Share Transactions	29,246,241	10,972,343
Increase in Net Assets	17,875,213	18,204,096

Net Assets:
Beginning of year	24,070,371	5,866,275
End of year	$41,945,584	$24,070,371

See Notes to Financial Statements.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$18.72	$12.64	$11.53	$11.51	$11.40

Income (loss) from operations:
Net investment income (loss)	(0.01)	(0.04)	(0.04)	0.05	0.14
Net realized and unrealized gain (loss)	(4.00)	6.14	1.17	0.21	0.26
Total income (loss) from operations	(4.01)	6.10	1.13	0.26	0.40

Less distributions from:
Net investment income	—	—	(0.02)	(0.12)	(0.14)
Net realized gains	(1.05)	(0.02)	—	(0.12)	(0.15)
Total distributions	(1.05)	(0.02)	(0.02)	(0.24)	(0.29)

Net asset value, end of year	$13.66	$18.72	$12.64	$11.53	$11.51
Total return[2]	(22.69)%	48.32%	9.82%	2.60%	3.51%

Net assets, end of year (000s)	$531	$312	$241	$208	$198

Ratios to average net assets:
Gross expenses	1.95%[3]	2.51%	5.16%[3]	6.03%[3]	4.71%
Net expenses[4,5]	1.20 [3]	1.20	1.20 [3]	1.20 [3]	1.09
Net investment income (loss)	(0.04)	(0.26)	(0.31)	0.44	1.23

Portfolio turnover rate	25%	49%	37%	63%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, effective August 3, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. Prior to August 3, 2017, the expense limitation was 1.35%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Martin Currie International Sustainable Equity Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$18.90	$12.71	$11.59	$11.55	$11.44

Income (loss) from operations:
Net investment income (loss)	(0.03)	0.05	0.02	0.09	0.16
Net realized and unrealized gain (loss)	(3.97)	6.16	1.15	0.22	0.26
Total income (loss) from operations	(4.00)	6.21	1.17	0.31	0.42

Less distributions from:
Net investment income	—	—	(0.05)	(0.15)	(0.16)
Net realized gains	(1.05)	(0.02)	—	(0.12)	(0.15)
Total distributions	(1.05)	(0.02)	(0.05)	(0.27)	(0.31)

Net asset value, end of year	$13.85	$18.90	$12.71	$11.59	$11.55
Total return[2]	(22.42)%	48.92%	10.07%	3.05%	3.69%

Net assets, end of year (000s)	$566	$2,793	$841	$230	$214

Ratios to average net assets:
Gross expenses	1.87%	2.09%	4.71%[3]	5.29%[3]	4.46%
Net expenses[4,5]	0.85	0.85	0.85 [3]	0.83 [3]	0.85
Net investment income (loss)	(0.18)	0.31	0.12	0.80	1.36

Portfolio turnover rate	25%	49%	37%	63%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, effective August 3, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. Prior to August 3, 2017, the expense limitation was 1.00%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$18.93	$12.72	$11.58	$11.55	$11.43

Income (loss) from operations:
Net investment income	0.10	0.04	0.02	0.10	0.17
Net realized and unrealized gain (loss)	(4.10)	6.19	1.17	0.21	0.27
Total income (loss) from operations	(4.00)	6.23	1.19	0.31	0.44

Less distributions from:
Net investment income	—	(0.00) [2]	(0.05)	(0.16)	(0.17)
Net realized gains	(1.05)	(0.02)	—	(0.12)	(0.15)
Total distributions	(1.05)	(0.02)	(0.05)	(0.28)	(0.32)

Net asset value, end of year	$13.88	$18.93	$12.72	$11.58	$11.55
Total return[3]	(22.38)%	49.06%	10.26%	3.06%	3.86%

Net assets, end of year (000s)	$40,848	$20,966	$4,783	$4,800	$4,655

Ratios to average net assets:
Gross expenses	1.50%	1.89%	4.61%[4]	5.22%[4]	4.38%
Net expenses[5,6]	0.75	0.75	0.75 [4]	0.75 [4]	0.78
Net investment income	0.57	0.22	0.14	0.88	1.42

Portfolio turnover rate	25%	49%	37%	63%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, effective August 3, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. Prior to August 3, 2017, the expense limitation was 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Martin Currie International Sustainable Equity Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Martin Currie International Sustainable Equity Fund (prior to September 30, 2021, the Fund was known as Martin Currie International Unconstrained Equity Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective on or about September 30, 2021, as approved by the Board of Trustees, the Fund implemented revisions to its principal investment strategies to reflect its use of environmental, social and governance (“ESG”) criteria in its security selection process and the name of the Fund changed to Martin Currie International Sustainable Equity Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Martin Currie International Sustainable Equity Fund 2022 Annual Report	23

Notes to financial statements (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

24	Martin Currie International Sustainable Equity Fund 2022 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$259,951	$5,555,487	—	$5,815,438
Health Care	2,520,795	7,494,914	—	10,015,709
Other Common Stocks	—	25,926,914	—	25,926,914
Total Investments	$2,780,746	$38,977,315	—	$41,758,061

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses

Martin Currie International Sustainable Equity Fund 2022 Annual Report	25

Notes to financial statements (cont’d)

realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

26	Martin Currie International Sustainable Equity Fund 2022 Annual Report

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Martin Currie Inc. (“Martin Currie”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Martin Currie and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the

Martin Currie International Sustainable Equity Fund 2022 Annual Report	27

Notes to financial statements (cont’d)

management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Martin Currie monthly, an aggregate fee equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class I and Class IS shares did not exceed 1.20%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

During the year ended May 31, 2022, fees waived and/or expenses reimbursed amounted to $250,006.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I	Class IS
Expires May 31, 2023	$9,187	$18,071	$182,931
Expires May 31, 2024	3,883	21,716	212,413
Expires May 31, 2025	3,339	28,470	217,412
Total fee waivers/expense reimbursements subject to recapture	$16,409	$68,257	$612,756

For the year ended May 31, 2022, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class A
LMPFA recaptured	$71

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

28	Martin Currie International Sustainable Equity Fund 2022 Annual Report

There is a maximum initial sales charge of 5.75% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$223
CDSCs	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$35,969,447
Sales	7,887,690

At May 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$44,174,940	$1,381,389	$(3,798,268)	$(2,416,879)

4. Derivative instruments and hedging activities

During the year ended May 31, 2022, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	29

Notes to financial statements (cont’d)

For the year ended May 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,113	$614
Class I	—	8,022
Class IS	—	439
Total	$1,113	$9,075

For the year ended May 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,350
Class I	28,566
Class IS	218,090
Total	$250,006

6. Distributions to shareholders by class

	Year Ended May 31, 2022	Year Ended May 31, 2021
Net Investment Income:
Class A	—	—
Class I	—	—
Class IS	—	$2,934
Total	—	$2,934

Net Realized Gains:
Class A	$23,847	$451
Class I	152,344	2,534
Class IS	1,266,891	31,199
Total	$1,443,082	$34,184

7. Shares of beneficial interest

At May 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

30	Martin Currie International Sustainable Equity Fund 2022 Annual Report

Transactions in shares of each class were as follows:

	Year Ended May 31, 2022		Year Ended May 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	32,274	$540,466	8,789	$158,214
Shares issued on reinvestment	1,355	23,847	28	451
Shares repurchased	(11,404)	(190,145)	(11,271)	(204,887)
Net increase (decrease)	22,225	$374,168	(2,454)	$(46,222)

Class I
Shares sold	117,838	$2,291,106	153,634	$2,607,437
Shares issued on reinvestment	8,522	151,694	155	2,534
Shares repurchased	(233,235)	(4,008,895)	(72,199)	(1,290,855)
Net increase (decrease)	(106,875)	$(1,566,095)	81,590	$1,319,116

Class IS
Shares sold	2,095,132	$34,967,223	1,233,089	$18,783,877
Shares issued on reinvestment	70,688	1,260,375	542	8,901
Shares repurchased	(331,581)	(5,789,430)	(501,962)	(9,093,329)
Net increase	1,834,239	$30,438,168	731,669	$9,699,449

8. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended May 31, 2022.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	31

Notes to financial statements (cont’d)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$1,007,863	$32,488
Net long-term capital gains	435,219	4,630
Total distributions paid	$1,443,082	$37,118

As of May 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$156,657
Deferred capital losses*	(658,162)
Other book/tax temporary differences(a)	(2,310)
Unrealized appreciation (depreciation)(b)	(2,418,647)
Total distributable earnings (loss) — net	$(2,922,462)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s

32	Martin Currie International Sustainable Equity Fund 2022 Annual Report

investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

At a meeting held on November 2-3, 2021, the Fund’s Board of Trustees approved the reorganization of the Fund into the Martin Currie International Sustainable Equity ETF, a newly-organized series of the Franklin Templeton ETF Trust, pursuant to an Agreement and Plan of Reorganization and subject to approval by the shareholders of the Fund. The Agreement and the Plan of Reorganization was approved by the shareholders of the Fund at a Special Meeting of Shareholders held on June 30, 2022.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

Martin Currie International Sustainable Equity Fund 2022 Annual Report	33

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Martin Currie International Sustainable Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Martin Currie International Sustainable Equity Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

34	Martin Currie International Sustainable Equity Fund 2022 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Global Asset Management Trust (the “Trust”) held on May 4 and 5, 2022, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Martin Currie International Sustainable Equity Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which Martin Currie Inc. (“Martin Currie”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with Martin Currie, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year, the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Agreements. Prior to the meeting, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2022 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all other funds overseen by the Board. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the

Martin Currie International Sustainable Equity Fund	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

36	Martin Currie International Sustainable Equity Fund

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

Performance Comparisons. The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as international large-cap growth funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the one-, three- and five-year periods ended December 31, 2021 and since inception of the Fund’s Class I shares (November 30, 2015) through December 31, 2021 was above the median performance of the funds in the Performance Universe for each period and ranked in the first quintile of the funds in the Performance Universe for each period.

Martin Currie International Sustainable Equity Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and each Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional separate and commingled accounts and retail managed accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with

38	Martin Currie International Sustainable Equity Fund

those of a group of institutional funds consisting of 11 international large-cap growth funds (including the Fund) and one international large-cap core fund selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional international large-cap growth funds (including the Fund) and international large-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was below the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was below the Expense Group median and below the Expense Universe median of management fees paid by the funds in the Expense Group and Expense Universe, respectively. This information also showed that the Fund’s actual total expense ratio was below the median of the total expense ratios of the funds in the Expense Group and approximately equivalent to the median of the actual total expense ratios of the funds in the Expense Universe. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2023.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted the size of the Fund.

Martin Currie International Sustainable Equity Fund	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the Manager and the Subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the recent appointment of an affiliate of the Manager as the transfer agent of the Fund.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates received were reasonable.

40	Martin Currie International Sustainable Equity Fund

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Martin Currie International Sustainable Equity Fund	41

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

42	Martin Currie International Sustainable Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Martin Currie International Sustainable Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Martin Currie International Sustainable Equity Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

44	Martin Currie International Sustainable Equity Fund

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Martin Currie International Sustainable Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 59 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

46	Martin Currie International Sustainable Equity Fund

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	128
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Martin Currie International Sustainable Equity Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

48	Martin Currie International Sustainable Equity Fund

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Martin Currie International Sustainable Equity Fund	49

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2022:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$435,219
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$299,859
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$1,007,863

Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended May 31, 2022:

Foreign Taxes Paid	$22,355
Foreign Source Income Earned	$439,687

50	Martin Currie International Sustainable Equity Fund

Martin Currie

International Sustainable Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair*

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

*	Effective July 1, 2021, Ms. Duersten became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Martin Currie Inc.

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Martin Currie International Sustainable Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Martin Currie International Sustainable Equity Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Martin Currie International Sustainable Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

MCXX282736 7/22 SR22-4449

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2021 and May 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,970 in May 31, 2021 and $38,970 in May 31, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2021 and $0 in May 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2021 and $10,000 in May 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2021 and $0 in May 31, 2022, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2021 and May 31, 2022; Tax Fees were 100% and 100% for May 31, 2021 and May 31, 2022; and Other Fees were 100% and 100% for May 31, 2021 and May 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $476,285 in May 31, 2021 and $446,226 in May 31, 2022.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 26, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: July 26, 2022